INCOME TAXES	12 Months Ended
Oct. 31, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
NOTE 14: INCOME TAXES

The Company accounts for income taxes taking into account deferred tax assets and liabilities which represent the future tax consequences of the differences between financial statement carrying amounts of assets and liabilities versus the tax basis of assets and liabilities. Under this method, deferred tax assets are recognized for deductible temporary differences, and operating loss and tax credit carryforwards. Deferred liabilities are recognized for taxable temporary differences. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. The impact of tax rate changes on deferred tax assets and liabilities is recognized in the year the change is enacted.

The provision (benefit) for income taxes consists of the following for the years ended October 31:

	2014	2013

Current	$-	$-
Deferred	-	-

Provision for income taxes	$-	$-

The provision for income taxes varies from the statutory rate applied to the net loss as follows for the years ended October 31:

	2014	2013

Federal income tax benefit at statutory rate (35%)	$(1,611,864)	$(1,317,431)
State taxes, net of federal benefit	(208,584)	(170,483)
Effect of Canadian tax rates	19,318	66,704
Nondeductible expenses	1,113,360	978,453
Change in valuation allowance	687,770	442,757

Provision for income taxes	$-	$-

Significant components of the Company’s estimated deferred tax balances at October 31, 2014 and 2013 consist of:

	2014	2013
Deferred tax assets (liabilities)
Net operating loss carryforwards (U.S.)	$893,020	$281,009
Net operating loss carryforwards (Canada)	609,255	567,626
Bad debt	-	30,368
Accrued salaries	180,521	116,024

Net deferred tax assets	1,682,796	995,027
Valuation allowance	(1,682,796)	(995,027)

Provision for income taxes	$-	$-

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences will become deductible. The Company considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. The Company has recorded a full valuation allowance against its net deferred tax assets because it is not currently able to conclude that it is more likely than not that these assets will be realized. The amount of deferred tax assets considered to be realizable could be increased in the near term if estimates of future taxable income during the carryforward period are increased. The valuation allowance increased by $687,769 during the fiscal year ended October 31, 2014.

The Company has a total net operating loss carryforward of approximately $4,515,000, of which approximately $2,259,000 relates to domestic entities and $2,256,000 relates to wholly owned Canadian subsidiaries. Net operating loss carryforwards expire through 2033. Under the Internal Revenue Code Section 382 (IRC 382) and the Canadian Tax Act, certain stock transactions which significantly change ownership, including the sale of stock to new investors, the exercise of options to purchase stock, or other transactions between shareholders could limit the amount of net operating loss carryforwards that may be utilized on an annual basis to offset taxable income in future periods.